Exhibit 99.1

Odyssey HealthCare “To Serve All People During the End of Life’s Journey”

FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation are forward-looking statements within the meaning of the federal securities laws.  Such forward-looking statements are based on management’s current expectations and are subject to known and unknown risks, uncertainties and assumptions which may cause the forward-looking events and circumstances discussed in this presentation to differ materially from those anticipated or implied by the forward-looking statements. Additional risks, uncertainties and assumptions include, but are not limited to, general market conditions; adverse changes in reimbursement levels under Medicare and Medicaid programs; our ability to successfully integrate the acquisition of VistaCare, Inc.; adverse changes in the Medicare payment cap limits and increases in the Company’s estimated Medicare cap contractual adjustment; decline in patient census growth; increases in inflation including inflationary increases in patient care costs; challenges inherent in and potential changes in the Company’s growth and development strategy; our ability to effectively implement the Company’s 2008 operations and development initiatives; the Company’s dependence on patient referral sources and potential adverse changes in patient referral practices of those referral sources; the ability to attract and retain healthcare professionals; increases in the Company’s bad debt expense due to various factors including an increase in the volume of  pre-payment reviews by the Company’s Medicare fiscal intermediaries; adverse changes in the state and federal licensure and certification laws and regulations; adverse results of regulatory surveys; delays in licensure and/or certification; government and private party, legal proceedings and investigations; cost of complying with the terms and conditions of our corporate integrity agreement; adverse changes in the competitive environment in which the Company operates; changes in state or federal income, franchise or similar tax laws and regulations; adverse impact of natural disasters; changes in our estimate of additional compensation costs under FASB Statement No. 123(R); and the disclosures contained under the headings “Government Regulation and Payment Structure” in “Item 1. Business” and “Item 1A. Risk Factors” of Odyssey’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008, and its most recent report on Form 10-Q and in its other filings with the Securities and Exchange Commission.  Many of these factors are beyond the ability of the Company to control or predict.  Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of the date hereof.  The Company undertakes no obligation to revise or update any of the forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.

ODYSSEY… A LEADER IN HOSPICE CARE 94 Medicare Certified Programs in 29 states 32,294 admissions in 2007 CAGR revenue = 12.3%

Appreciation of end of life services Aging population should lead to increased demand VistaCare transition on schedule – adds scale and expands leadership position Strong balance sheet Market forces creating barriers to entry Experienced management team in healthcare services

COMBINED LOCATIONS Odyssey Locations Hospice Office Inpatient Facility Corporate Office – Dallas   VistaCare Locations Hospice Office Inpatient Facility

WHAT IS HOSPICE?  More cost effective  Services provided primarily in home  Provides quality of life for terminal patients and families  Focus on physical, emotional and spiritual

COVERED BY MEDICARE  Benefit enacted in 1983  Estimated Aggregate per beneficiary cap of $22,833  Largest payer at > 90% is Medicare  Six months life expectancy  Paid on per diem basis based on level of care

PATIENTS BY DIAGNOSIS IN THE INDUSTRY  Heart Disease  12.2%  20%  8.9%  46%  8.2%  Other  Dementia  Cancer  Lung Disease  Kidney Disease 3.1%  Liver Disease 1.6%

RAPIDLY GROWING MARKET  Hospice Medicare Expenditures ($ in billions)  $2.9  $3.6  $4.5  $5.7  $8.5  FY 2000  FY 2001  FY 2002  FY 2003  FY 2006  $6.8  FY 2004  $8.0  FY 2005  $10.5  FY 2007 Proj

MARKET OPPORTUNITY  Sudden Death/Other  Hospice Patients Served  41%  2.5 million deaths annually in U.S.  42%  Estimated Under-Served Market  17%

# GROWTH IN HOSPICE PROGRAMS


(Number of hospices)
2,286
2,401
2,580
2,809
3,071
3,238
2002
2003
2004
2005
2006
2007

11

NUMBER OF NEW MEDICARE-PARTICIPATING  HOSPICES EXCEEDS VOLUNTARY CLOSURES  2000  300 250 200 150 100 50 0  New entrants Voluntary closures  2001  2002  2003  2004  2005  2006

Management of Medicare capstrategic focus

MANAGEMENT OF MEDICARE CAP Body: Consolidation of Odyssey and VistaCare overlapping markets Inpatient unit development Market for a more balanced patient mix

ODYSSEY’S MEDICARE CAP EXPENSE TREND  Note:  2003 - 2006 not adjusted for discontinued operations  Q308  Q307  2003  0.5%  2004  0.6%  2005  3.0%  2006  3.8%  2007  1.2%  0.7%  0.9%

strategic focus management of medicare cap vistacare transaction

VISTACARE TRANSACTION Expands leadership position Compatible organizations Strengthens existing markets Management experience with acquisitions and integration Reducing corporate overhead and closing corporate offices drives profitability Operational and Medicare cap improvements not required for success Closed March 6, 2008

COMBINED COMPANY  $650 million in revenues  94 Medicare Certified Programs in 29 States  ADC of more than 12,000  29 States

VISTACARE TRANSITION  ON SCHEDULE Phoenix corporate office is closed Transition to Odyssey information systems completed Ramping up of Dallas Support Center on track for substantial completion in fourth quarter On time and on budget strategic focus management of medicare cap vistacare transaction focus on existing footprint

GROWTH STRATEGY  Growth  Same store growth – add new programs  De Novos as a market extension strategy  Fill- in Acquisitions

Management of Medicare cap VistaCare transaction Focus on existing footprint Implement more sophisticated sales and marketing strategy

IMPLEMENT MORE SOPHISTICATED SALES AND MARKETING STRATEGY Hired Senior Vice President of Sales and Marketing  Revamped CER bonus plan based on targeted sales  Developed detailed marketing plan for major markets  Developed unique Care Beyond Program COPD Dementia Congestive Heart Failure ESRD (2009)

Management of Medicare cap VistaCare transaction Focus on existing footprint Implement more sophisticated sales and marketing strategy expense control

EXPENSE CONTROL INITIATIVES Improve labor productivity Implemented site level labor tools Implemented bi-weekly labor calls with Senior Management Developed labor outlier tracking and response Improved labor management training Utilize size to leverage operating expenses Pharmacy Telecommunications Medical supplies

OPERATING EXPENSES PER PATIENT DAY OF CARE  Q407  $139.93  Q207  $129.69  Q307  $131.33  $129.91  Q107  * Excludes VistaCare Ramp Down and One Time Expenses and Amortization and Depreciation Expenses  Q208  $130.62* $136.32  Q108  Q308  $131.72*

INVESTMENT IN INFORMATION SYSTEMS Implementing new sales and marketing system Evaluating increased centralization of billing Considering on-line scheduling and logistics support

FINANCIAL SUMMARY

 Q308  Q307 NET REVENUE GROWTH FROM CONTINUING OPERATIONS  CAGR = 12.3%  2003  $251.3  2004  $312.9  2005  $348.6  2006  $379.3  2007  $398.2  $165.2  $99.8  ($ in millions)

AVERAGE DAILY CENSUS ROM CONTINUING OPERATIONS  Q308  Q307  2003  5,449  2004  6,691  2005  7,145  2006  7,528  2007  7,649  12,329  7,676

ADMISSIONS FROM  CONTINUING OPERATIONS  Q308  Q307  2003  24,900  2004  28,620  2005  30,972  2006  32,001  2007  32,246  11,843  7,725

AVERAGE LENGTH OF STAY FROM CONTINUING OPERATIONS  (Days)  Q308  Q307  2003  72  2004  77  2005  80  2006  83  2007  85  86  88

INCOME FROM CONTINUING OPERATIONS * Excludes charge for settlement with Department of Justice of $9.6 million, net of tax. A reconciliation of GAAP to non-GAAP financial measures are available on the Investor Relations page of Odyssey’s website at www.odsyhealth.com. ($ in millions) Q308 Q307 2003 $28.9 2004 $31.8 2005 $28.9* 2006 $22.1 2007 $16.0 $6.3 $3.9

NET CASH FROM OPERATIONS  * Exclusive of $13 million for Department of Justice payment  ($ in millions)  Q308  Q307  2003  $27.6  2004  $47.1  2005  $45.2*  2006  $47.7*  2007  $16.9  $3.7  $3.1

Appreciation of end of life services Aging population should lead to increased demand VistaCare transition on schedule – adds scale and expands leadership position Strong balance sheet Market forces creating barriers to entry Experienced management team in healthcare services

To Serve All People During the End of Life’s Journey”